Exhibit 10.2

AMENDMENT NO. 2 TO

CONSULTING AND INTELLECTUAL PROPERTY (“IP”) AGREEMENT

This Amendment No. 2 to Consulting and Intellectual Property (“IP”) Agreement (this “Amendment”), dated February 15, 2013, is entered into by and between INTERCEPT PHARMACEUTICALS, INC., a corporation organized and existing under the laws of Delaware, with its registered office at 18 Desbrosses Street, New York, NY 10013, USA (“INTERCEPT”) on the one hand and ROBERTO PELLICCIARI (“Consultant”), residing at Via U. Rocchi, 60, Perugia, Italy 06123, on the other hand:

RECITALS

WHEREAS, INTERCEPT and Consultant have entered into a Consulting and Intellectual Property Agreement, dated August 1, 2011 (the “Original Agreement”), as amended by Amendment No. 1 to Consulting and Intellectual Property Agreement, dated as of July 30, 2012 (the “First Amendment” and, the Original Agreement as amended by the First Amendment, the “Agreement”);

WHEREAS, the Term (as defined in the Original Agreement) was extended until January 31, 2013 pursuant to the First Amendment;

WHEREAS, the parties have decided to further extend such Term.

NOW, THEREFORE, in consideration of the foregoing premises, INTERCEPT and Consultant hereby agree as follows:

ARTICLE 1:

Article 1.17 of the Agreement shall be deleted and replaced in its entirety as follows:

“Research Program” means the written research plan attached as Exhibit A to this Agreement, setting forth the research activities and services to be conducted by TES and through the Services provided by the Consultant.

ARTICLE 2:

This Amendment shall be of effect starting on February 1, 2013, and the Term under the Agreement is extended for a six month period starting on February 1, 2013 (hereinafter the “Extended Term”).

During the Extended Term, Consultant agrees to make himself available to render the Services, as requested by INTERCEPT at such times and locations as may be mutually agreed and to perform such Services in a professional and workmanlike manner. INTERCEPT will pay to Consultant thirty-seven thousand five hundred euros (€37,500) for each three-month period of service during the Extended Term for consulting services and Inventions, Know How, Improvements and Patent Rights, payable as follows: €37,500 on April 30, 2013 and €37,500 on July 31, 2013.

ARTICLE 3:

Exhibit A of the Agreement shall be deleted and replaced in its entirety with Exhibit A attached to this Amendment.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ARTICLE 4:

This Amendment shall be governed by and construed under the laws of the State of New York, U.S., without giving effect to the conflict of law principles thereof.

Any and all provisions of the Agreement not modified hereinabove shall remain in full force and effect.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

In witness whereof, the Parties have executed this Amendment by their proper officers as of the date first set forth above.

INTERCEPT PHARMACEUTICALS, INC.

/s/ Mark Pruzanski
Name: Mark Pruzanski
Title: President and Chief Executive Officer

CONSULTANT

/s/ Roberto Pellicciari
Name: Roberto Pellicciari

[Signature Page – Pellicciari Consulting Agreement (TGR5)]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit A

[***]

Exhibit A pg. 1 of 3

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]

Exhibit A pg. 2 of 3

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]

Exhibit A pg. 3 of 3

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.